INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT, effective as of November 29, 2006, is by and among Bio Solutions Manufacturing, Inc., a New York corporation (the “Company” or “BSLM”), Bio Solutions Production, Inc., a Nevada corporation (“BSP”), Bio Extraction Services, Inc., a New York corporation (“BESI”, and together with BSP, the “Guarantors,” and together with BSLM, the “Obligors”) and the parties set forth on the signature page hereto and their endorsees, transferees, and assigns (the “Secured Parties”).

W I T N E S S E T H

WHEREAS, pursuant to the Loan Agreement dated the date hereof between BSLM and the Secured Parties, (i) the Secured Parties have agreed to amend and restate certain obligations relating to advances previously made by Secured Parties on behalf of BSLM (the “Amended Notes”) and (ii) the Secured Parties have agreed from time to time to loan to BSLM certain principal amounts (collectively, the “Loans”), which shall be evidenced by a secured convertible promissory note (the “Note”, together with the Amended Notes, the “Notes”). The principal amount outstanding and interest payable under the Notes is convertible into shares of BSLM’s common stock, $0.001 par value (the “Common Stock”). In connection with the transactions contemplated by the Loan Agreement, BSLM and the Secured Parties have entered into the Loan Agreement, dated the date hereof (the “Loan Agreement”); and

WHEREAS, the Guarantors have jointly and severally and absolutely and unconditionally guaranteeing the full and punctual payment and performance of all of the obligations of BSLM to the Secured Parties pursuant to that certain Guaranty Agreement dated as of even date herewith (the “Guaranty”); and

WHEREAS, in order to induce the Secured Parties to enter into the Loan Agreement make the Loan to BSLM, the Obligors have agreed to execute and deliver to the Secured Parties this Agreement for the benefit of the Secured Parties and to grant to them a first priority security interest in certain intangible property of the Obligors to secure the prompt payment, performance, and discharge in full of the Obligors obligations under the Transaction Documents (as defined below).

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “general intangibles” and “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a) “Collateral” means all of each Obligor’s right, title, and interest in and to all of the Trademarks, Patents, Copyrights, and other general intangible property of each Obligor, all trade secrets, intellectual property rights in computer software and computer software products, design rights which may be available to any Obligor, rights to proceeds arising from any and all claims for damages by way of past, present and future infringement of any Collateral with the right but not the obligation to sue on behalf of and collect such damages for said use or infringement, licenses to use any of the Copyrights, Patents, or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights. The term “Collateral” shall include all of the foregoing items, whether presently owned or existing or hereafter acquired or coming into existence, all additions and accessions thereto, all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including without limitation all proceeds from the licensing or sale or other transfer of Collateral and of insurance covering the same and of any tort claims in connection therewith.

(b) “Company” shall mean, collectively, BSLM and all of its subsidiaries.

(c) “Copyrights” means any and all copyrights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof that is created by any Obligor, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including, without limitation, those set forth on Exhibit A attached hereto.

(d) “Obligations” means all of the Obligors’ obligations under this Agreement, the Notes, and the Transaction Documents in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(e) “Patents” means all of each Obligor’s patents, patent applications, letters patent, and like protections of the United States or any other country, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, and including, without limitation, those set forth on Exhibit B attached hereto.

(f) “Trademarks” means any trademark, service mark right, whether or not registered, applications to register and registrations of the same and like protections, and the entire goodwill of the business of any Obligor connected with or symbolized by such trademarks, including, without limitation, those set forth on Exhibit C attached hereto.

(g) “Transaction Documents” shall have the meaning set forth in the Loan Agreement.

(h) “UCC” means the Uniform Commercial Code, as currently in effect in New York.

2. Grant of Security Interest. As an inducement for the Secured Parties to enter into the Loan Agreement and for Lender, as a Secured Party, to make the Loan to BSLM and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, each Obligor hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Parties a continuing security interest in, a first lien upon, and a right of set-off against all of each Obligor’s right, title, and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”).

3. Representations, Warranties, Covenants and Agreements of the Obligors. Each Obligor represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

(a) Each Obligor has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Obligor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Obligor and no further action is required by the Obligor.

(b) The Obligor is the sole owner of the Collateral (except for non-exclusive licenses granted by the Obligor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Obligors shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement).

(c) Exhibit A sets forth a true and complete list of all Copyrights in existence as of the date of this Agreement. Exhibit B sets forth a true and complete list of all Patents that have been filed as of the date of this Agreement. Exhibit C sets forth a true and complete list of all Trademarks filed as of the date of this Agreement. Each Obligor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Parties in writing of any change in the composition of the Collateral, including, without limitation, any subsequent ownership rights of the Company in or to any Copyright, Patent, or Trademark.

(d) Each of the Patents, Trademarks, and Copyrights is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any of the Patents, Trademarks, or Copyrights or any Obligor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to any Obligor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to any Obligor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of any Obligor, threatened before any court judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e) Each Obligor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing first priority liens in the Collateral.

(f) This Agreement creates in favor of the Secured Parties a valid security interest in the Collateral, including the Collateral listed on the Exhibits hereto, securing the payment and performance of the Obligations, and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral. Except for (x) the filing of this Agreement with the United States Patent and Trademark Office with respect to the Patents and Trademarks and the filing of this Agreement with the Register of Copyrights with respect to the Copyrights, and (y) the filing of financing statements on Form UCC-1 under the UCC with the jurisdictions indicated in Schedule A, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by any Obligor of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by any Obligor or (ii) for the perfection of or exercise by the Secured Parties of its rights and remedies hereunder. Each Obligor acknowledges and agrees that a copy of this Agreement (or instruments executed and delivered pursuant hereto) will be filed and recorded with each of the United States Patent and Trademark Office and the Register of Copyrights with respect to the Patents, Trademarks, and Copyrights that are now or hereafter in existence.

(g) On the date of execution of this Agreement, each Obligor will deliver to the Secured Parties (i) one or more executed UCC financing statements on Form UCC-1 with respect to the Security Interest for filing with the jurisdictions indicated on Schedule A, attached hereto and in such other jurisdictions as may be requested by the Secured Parties and (ii) one or more executed recordation sheets relating to the filing and recording of this Agreement with each of the United States Patent and Trademark Office and the Register of Copyrights with respect to the Patents, Trademarks, and Copyrights that are now in existence.

(h) The execution, delivery, and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which any Obligor is a party or by which any Obligor is bound. No consent (including, without limitation, from stockholders or creditors of any Obligor) is required for the Company to enter into and perform its obligations hereunder.

(i) Each Obligor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 10 hereof. Each Obligor hereby agrees to defend the same against any and all persons. The Obligors shall safeguard and protect all Collateral for the account of the Secured Parties. At the request of the Secured Parties, the Obligors will sign and deliver to the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Parties and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Obligors shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Obligors shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(j) The Company will not allow any Collateral to be abandoned, forfeited, or dedicated to the public without the prior written consent of the Secured Parties. No Obligor will transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by any Obligor in the ordinary course of business), sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Parties.

(k) Each Obligor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Parties, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties’ security interest therein.

(l) Each Obligor shall permit the Secured Parties and its representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Parties from time to time.

(m) Each Obligor will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(n) Each Obligor shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

(o) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Obligors with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

4. Defaults. The following events shall be “Events of Default”:

(a) The occurrence of a Triggering Event (as defined in the Notes) under the Note;

(b) Any representation or warranty of any Obligor in this Agreement or in any other Transaction Document, shall prove to have been incorrect in any material respect when made; and

(c) The failure by any Obligor to observe or perform any of its obligations hereunder or in any other Transaction Document, for five (5) days after receipt by such Obligor of notice of such failure from the Secured Parties.

5. Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, each Obligor shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Note or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties for application to the satisfaction of the Obligations.

6. Rights and Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Parties shall have the right to exercise all of the remedies conferred hereunder and under the Note and the Warrant, and the Secured Parties shall have all the rights and remedies of a Secured Parties under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, the Secured Parties shall have the following rights and powers:

(a) The Secured Parties shall have the right to take possession of all tangible manifestations or embodiments of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Company shall assemble the Collateral and make it available to the Secured Parties at places which the Secured Parties shall reasonably select, whether at the Obligor’s premises or elsewhere.

(b) The Secured Parties shall have the right to operate the business of any Obligor using the Collateral and shall have the right to assign, sell, or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Parties may deem commercially reasonable, all, without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to such Obligor or right of redemption of such Obligor, which are hereby expressly waived. Upon each such sale, assignment or other transfer of Collateral, the Secured Parties may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Obligors, which are hereby waived and released.

(c) The Secured Parties may license or, to the same extent any Obligor is permitted by law and contract to do so, sublicense, whether on an exclusive or non-exclusive basis, any of the Collateral throughout the world for such term, on such conditions and in such manner as the Secured Parties shall, in its sole discretion, determine.

(d) The Secured Parties may (without assuming any obligations or liabilities thereunder), at any time, enforce (and shall have the exclusive right to enforce) against licensee or sublicensee all rights and remedies of any Obligor in, to and under any license agreement with respect to such Collateral, and take or refrain from taking any action thereunder.

(e) The Secured Parties may, in order to implement the assignment, license, sale or other disposition of any of the Collateral pursuant to this Section, pursuant to the authority provided for in Section 11, execute and deliver on behalf of any Obligor one or more instruments of assignment of the Collateral in form suitable for filing, recording or registration in any jurisdictions as the Secured Parties may determine advisable.

7. Applications of Proceeds; Expenses.

(a) The proceeds of any such sale, lease, license or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Parties in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Obligors any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties is legally entitled, the Obligors will be liable for the deficiency, together with interest thereon, at the rate of 17% per annum or such lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, the Obligors waive all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Parties.

(b) The Obligors agree to pay all out-of-pocket fees, costs, and expenses incurred in connection with any filing required hereunder, including, without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Parties. The Obligors shall also pay all other claims and charges which in the reasonable opinion of the Secured Parties might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Obligors will also, upon demand, pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Note. Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

8. Responsibility for Collateral. Each Obligor assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Obligors hereunder or under the Notes shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

9. Security Interest Absolute. All rights of the Secured Parties and all Obligations of the Obligors hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Notes, or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes, or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Obligors, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. Each Obligor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Obligors’ obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Each Obligor waives all right to require the Secured Parties to proceed against any other person or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. Each Obligor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

10. Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Notes have been made in full and all other Obligations have been paid or discharged. Upon such termination, the Secured Parties, at the request and at the expense of the Obligors, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

11. Power of Attorney; Further Assurances.

(a) Each Obligor authorizes the Secured Parties, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as such Obligor’s true and lawful attorney-in-fact, with power, in its own name or in the name of such Obligor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Parties, and at such Obligor’s expense, at any time, or from time to time, all acts and things which the Secured Parties deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement and the Notes, all as fully and effectually as such Obligor might or could do; and each Obligor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(b) On a continuing basis, each Obligor will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule A, attached hereto, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Parties, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party, the grant or perfection of a security interest in all the Collateral.

(c) Each Obligor hereby irrevocably appoints the Secured Parties as such Obligor’s attorney-in-fact, with full authority in the place and stead of such Obligor and in the name of such Obligor, from time to time in the Secured Parties’ discretion, to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including:

(i) To modify, in its sole discretion, this Agreement without first obtaining such Obligor’s approval of or signature to such modification by amending Exhibit A, Exhibit B, and/or Exhibit C hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, or Trademarks acquired by such Obligor after the execution hereof or to delete any reference to any right, title, or interest in any Copyrights, Patents, or Trademarks in which such Obligor no longer has or claims any right, title or interest; and

(ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Obligor where permitted by law.

12. Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to any Obligor:	4440 Arville Street # 6
Las Vegas, NV 89103
Facsimile No.: (702) 222-9126
Attention: Secretary

If to Secured Parties: At the address set forth opposite their name on the signature page.

13. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify, or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties’ rights and remedies hereunder.

14. Miscellaneous.

(a) No course of dealing between the Obligors and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

(b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition, or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h) This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York, in which case such law shall govern. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any New York State or United States Federal court sitting in the county of New York over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non convenient.

(i) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEW#ED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWTNGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed on the day and year first above written.

BIO SOLUTIONS MANUFACTURING, INC.

BIO SOLUTIONS MANUFACTURING, INC.

By:/s/ David S. Bennett
Name: David S. Bennett
Title: President

BIO SOLUTIONS PRODUCTION, INC.

By:/s/ David S. Bennett
Name: David S. Bennett
Title: President

BIO EXTRACTION SERVICES, INC.

By:/s/ David S. Bennett
Name: David S. Bennett
Title: President

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
INVESTOR SIGNATURE PAGES FOLLOWS]

SECURED PARTIES:

[INTENTIONALLY OMITTED]

EXHIBIT A
Copyrights

Description	Registration Number	Registration Date

EXHIBIT B

Patents

Description	Registration Number	Registration Date

Pending Patent Applications

Patent	Application Number	Application Date
Fats, Oil and Grease Interceptor	U.S. 11/468,205	August 29, 2006

EXHIBIT C

Trademarks

Description	Registration Number	Registration Date

SCHEDULE A

Jurisdictions:

New York

Nevada